UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On March 28, 2024, 5E Advanced Materials, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Canaccord Genuity LLC and D.A. Davidson & Co. (each, an “Agent” and together, the “Agents”) providing for the offer and sale of up to $15,000,000 of shares of the Company’s common stock, par value $0.01 per share, from time to time by the Company through the Agents, acting as the Company’s sales agents, or directly to one or more of the Agents, acting as principal (the “Offering”).

Sales of shares of the Company’s common stock, if any, as contemplated by the Equity Distribution Agreement, made through any Agent acting as sales agent or directly to any Agent acting as principal, will be made by any method permitted by law, including without limitation (i) by means of ordinary brokers’ transactions (whether or not solicited), (ii) to or through a market maker, (iii) directly on or through any national securities exchange or facility thereof, a trading facility of a national securities association, an alternative trading system or any other market venue, (iv) in the over-the-counter market, (v) block transactions, (vi) in privately negotiated transactions or (vii) through a combination of any such methods. The Company will pay the applicable Agent a commission equal to 3.0% of the gross sales price of the shares of the Company’s common stock sold through the Agents, as the Company’s sales agents. The Company also will reimburse the Agents for certain specified expenses in connection with entering into the Equity Distribution Agreement.

None of the Agents is required to sell any specific number or dollar amount of shares of the Company’s common stock, but each has agreed, subject to the terms and conditions of the Equity Distribution Agreement, to use its commercially reasonable efforts, consistent with its normal trading and sales practices, to sell the shares of the Company’s common stock on the terms agreed upon by such Agent and the Company, provided that the number of common stock sold pursuant to the Equity Distribution Agreement will not (at any time) exceed the Company's available placement capacity under ASX Listing Rule 7.1. Any common stock to be sold in excess of the Company's available placement capacity under ASX Listing Rule 7.1 will be subject to, and conditional on, shareholder approval.

Under the terms of the Equity Distribution Agreement, the Company may also sell shares of its common stock to one or more of the Agents, as principal, at a price agreed upon at the time of sale. If the Company sells shares of its common stock to one or more of the Agents, as principal, the Company will enter into a separate written agreement with such Agent or Agents, as applicable, setting forth the terms of the transaction. In any such sale to an Agent or Agents as principal, the Company may agree to pay the applicable Agent or Agents a commission or underwriting discount that may exceed 3.0% of the gross sales price of the Company’s common stock sold to such Agent or Agents, as principal.

The Company intends to use any net cash proceeds it receives from the issuance and sale by it of any shares of the Company’s common stock to or through the Agents for the operation of its small-scale facility, front end loading, a stage gated project management system (“FEL,” with a number to the corresponding stage, such as “FEL2”), including FEL2 engineering, and general corporate purposes, including, without limitation, working capital, capital expenditures, advances to or investments in our subsidiaries, and general and administrative matters.

The Equity Distribution Agreement is filed herewith as Exhibit 1.1. The Equity Distribution Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Agents including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The representations, warranties and covenants contained in the Equity Distribution Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The description of the Equity Distribution Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Equity Distribution Agreement filed herewith as an exhibit and incorporated herein by reference.

Any shares of the Company’s common stock offered and sold in the Offering will be issued pursuant to the Company’s shelf Registration Statement on Form S-3, as amended (No. 333-276162), which was declared effective on February 27, 2024 (the “Registration Statement”), the prospectus supplement relating to the Offering filed with the U.S. Securities and Exchange Commission on March 28, 2024, which forms a part of the Registration Statement, and any applicable additional prospectus supplements related to the Offering that form a part of the Registration Statement.

The legal opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of the Company’s common stock in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated March 28, 2024, by and among the Company, Canaccord Genuity LLC and D.A. Davidson & Co.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	March 28, 2024	By:	/s/ Paul Weibel
Paul Weibel Chief Financial Officer